UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2003

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Item 9.	Regulation FD Disclosure.

On December 10, 2003, Prudential Financial, Inc., a New Jersey corporation, issued a news release announcing that its Board of Directors had elected Karl J. Krapek to the Board, effective January 1, 2004 and that Allan Gilmour will leave the Board effective December 31, 2003. The Company is furnishing a copy of this statement as Exhibit 99.0 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2003

PRUDENTIAL FINANCIAL, INC.

By:	/S/ KATHLEEN M. GIBSON

	Name:	Kathleen M. Gibson
	Title:	Vice President and Secretary

Exhibit Index

Exhibit No.	Description
99.0	News Release of Prudential Financial, Inc., dated December 10, 2003.